SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ------------------


                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 5, 1998


                            WORKFLOW MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                      0-24383           06-1507104
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(State or other jurisdiction of       (Commission       (IRS Employer
       incorporation)                 File Number)     Identification No.)





240 Royal Palm Way, Palm Beach, Florida                              33480
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(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (561) 659-6551

                                           N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     A press release dated October 5, 1998, regarding the acquisition of Penn-Grover Envelope Corp. by Workflow Management, Inc. is filed with this Form 8-K as Exhibit 99.1






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORKFLOW MANAGEMENT, INC.


                                          By:  /s/ Thomas B. D'Agostino
                                             ----------------------------------
                                                Thomas B. D'Agostino
                                                Chairman of the Board, President
                                                and Chief Executive Officer


Date:  October 5, 1998






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                                  EXHIBIT INDEX



Exhibit No.             Description of Exhibits
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   99.1                 Press release dated October 5, 1998